Post-Employment Benefits (Tables) (AbbVie sponsored plans)	3 Months Ended
Mar. 31, 2013
AbbVie sponsored plans
Employee Benefit Plans
Schedule of assumption of the net obligations for pension and other post-employment benefits

(in millions)	Defined benefit plans	Other post-employment plans
Accumulated benefit obligation	$2,407	$270
Deferred losses	(1,392)	(46)

Projected benefit obligations	2,873	270
Fair value of assets	2,252	—
Net liability	$621	$270

Schedule of net periodic benefit cost
	Defined benefit plans		Other post- employment plans
for the three months ended March 31 (in millions)	2013	2012	2013	2012
Service cost	$47	$4	$6	$—
Interest cost	48	8	6	—
Expected return on plan assets	(66)	(5)	—	—
Amortization of actuarial losses and prior service costs	28	—	—	—
Net periodic pension benefit cost	$57	$7	$12	$—